SCHEDULE 14A

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SCHEDULE 14A INFORMATION
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Meritage Hospitality Group Inc.

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MERITAGE HOSPITALITY GROUP INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 21, 2002

Dear Shareholder:

        We invite you to attend our Annual Meeting of Shareholders at 9:00 a.m. Eastern Time on May 21, 2002 at the Meritage Hospitality Group Inc. corporate offices, 1971 East Beltline, N.E., Grand Rapids, Michigan. The purposes of this Annual Meeting are:

  to elect seven directors to serve for the next fiscal year;

  to adopt the 2002 Management Equity Incentive Plan;

  to ratify the appointment of Grant Thornton LLP as the Company's independent certified public accountants for fiscal 2002; and

  to transact such other business as may properly come before the meeting or any adjournment thereof.

        At the meeting, you will also hear a report on our operations and have a chance to meet your directors and executives.

        This booklet includes the formal notice of the Annual Meeting and the Proxy Statement. The Proxy Statement tells you more about the agenda and procedures for the meeting. It also describes how the Board of Directors operates and provides personal information about our directors and officers. Even if you own only a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date and return your Proxy Card promptly in the enclosed envelope.

Dated: March 22, 2002	Very truly yours, /s/ Robert E. Schermer, Sr. Robert E. Schermer, Sr. Chairman of the Board of Directors

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE. PROXIES MAY BE REVOKED BY WRITTEN NOTICE OF REVOCATION, THE SUBMISSION OF A LATER PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

MERITAGE HOSPITALITY GROUP INC.
1971 East Beltline Ave., N.E., Suite 200
Grand Rapids, Michigan 49525
Telephone: (616) 776-2600

PROXY STATEMENT
Annual Meeting of Shareholders
May 21, 2002

        The Board of Directors of Meritage Hospitality Group Inc. is requesting your Proxy for use at the Annual Meeting of Shareholders on May 21, 2002 and at any adjournment thereof, pursuant to the foregoing Notice. The approximate mailing date of this Proxy Statement and the accompanying Proxy Card is April 12, 2002.

VOTING AT THE ANNUAL MEETING

General

        Shareholders may vote in person or by Proxy. Proxies given may be revoked at any time by filing with Meritage either a written revocation or a duly executed Proxy Card bearing a later date, or by appearing at the Annual Meeting and voting in person. All shares will be voted as specified on each properly executed Proxy Card. If no choice is specified, the shares will be voted as recommended by the Board of Directors, and in the discretion of the named proxies on any other matters voted on at the meeting. Abstentions and shares not voted for any reason, including broker non-votes, will have no effect on the outcome of any vote taken at the Annual Meeting.

        As of March 18, 2002, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, Meritage had 5,327,335 common shares outstanding. Each share is entitled to one vote. Only shareholders of record at the close of business on March 18, 2002 will be entitled to vote at the Annual Meeting.

Principal Shareholders

         Other than certain of Meritage's directors and officers as identified in the forthcoming "Directors and Executive Officers" section, no other shareholders are known by Meritage to beneficially own over 5% of Meritage's outstanding common shares as of March 18, 2002, except for Peter D. Wierenga who reported beneficial ownership of 271,109 (approximately 5.0%) on November 9, 2000. Mr. Wierenga's business address is 3703 S. Division Ave., Grand Rapids, Michigan 49503.

Proposal 1 - Election of Directors

         Meritage's Bylaws require that the Board of Directors consist of not less than 5 nor more than 15 directors, with the exact number to be established by the Board of Directors. The Board has established the number of directors to be elected at the Annual Meeting at seven. The Board is nominating for election or reelection as directors the following individuals: James P. Bishop, Christopher P. Hendy, Joseph L. Maggini, Robert E. Riley, Jerry L. Ruyan, Robert E. Schermer, Sr., and Robert E. Schermer, Jr.

        All directors elected at the Annual Meeting will be elected to hold office until the next Annual Meeting. Shareholders are not entitled to cumulate their votes in the election of directors. If any nominee should be unable to serve, proxies will be voted for a substitute nominated by the Board of Directors. Nominees receiving the highest number of votes cast for the open positions will be elected.

        The Board recommends a vote FOR the election of each of the nominees for Director.

Proposal 2 - Adoption of the 2002 Management Equity Incentive Plan

        The Board of Directors believes that incentive awards are an important factor in enabling Meritage to attract, retain and motivate its employees. Accordingly, on February 18, 2002, the Board adopted, subject to shareholder approval, the 2002 Management Equity Incentive Plan. The principal provisions of the Plan are summarized below. This summary is qualified in its entirety by the full text of the Plan which is set forth in Appendix A.

        Meritage shareholders approved the 1996 Management Equity Incentive Plan at the Annual Meeting in May 1996. Under the 1996 Management Equity Incentive Plan, awards for only 68,475 shares remain available. The Board believes that an incentive plan of the type provided by the Plan is important to Meritage’s ability to continue attracting and retaining key employees. It also believes that the variety of awards provided under the Plan is better designed to attract and retain selected individuals, and provide incentives to selected individuals for increased efforts and successful achievement on behalf of or in the interest of Meritage, than awards provided under the 1996 Management Equity Incentive Plan.

        Purposes of Plan

        The purposes of the Plan are to further the long-term growth of Meritage by offering competitive incentive compensation related to long-term performance goals to those employees who will be largely responsible for planning and directing such growth, to reinforce the commonality of interest between Meritage’s shareholders and its employees who would participate in the Plan, and to aid in attracting and retaining employees of outstanding abilities and specialized skills.

        Administration and Participants

        A Committee consisting of non-employee directors to be appointed by the Board shall administer the Plan. The Committee will evaluate the duties of employees, their present and potential contributions to Meritage, and such other factors as it deems relevant in determining key persons to whom awards will be granted and the type and amount of award to be granted. All employees of Meritage and key personnel of Meritage’s subsidiary, Wendy’s of Michigan, approximately twenty persons, will be eligible to participate in the Plan.

         Shares Available for Award

        A total of 750,000 Meritage common shares may be issued under the Plan. If any shares subject to any award are forfeited or the award terminates without the issuance of such shares, the shares subject to such award, to the extent of any such forfeiture or termination, will again be available for grant. The closing price reported for Meritage’s common shares on March 18, 2002 was $4.60.

         Types of Awards

        The Plan allows for the award of (i) incentive and non-qualified stock options; (ii) stock appreciation rights which may be issued in tandem with stock options or as freestanding rights; (iii) restricted and unrestricted stock; (iv) performance shares conditioned upon meeting performance criteria; and (v) other awards based in whole or in part by reference to, or otherwise based on, securities of Meritage.

          Stock Options

        The Plan provides that the purchase price of Meritage shares purchasable under any stock option shall be determined by the Plan Committee, provided that the exercise price of any incentive stock option shall not be less than 100% of the fair market value of Meritage’s shares on the date that the option is granted. Payment of the purchase price for option shares must be made in cash, Meritage common shares, or other form of consideration approved by the Plan Committee. The period of any option shall be determined by the Plan Committee, but no option may be exercised later than ten years after the date of grant. The aggregate fair market value, determined at the date of grant of the incentive stock option, of Meritage shares for which incentive stock options are exercisable for the first time during any calendar year as to any participant may not exceed $100,000. No person may receive non-qualified stock options for more than 100,000 common shares in any calendar year. Incentive stock options granted to persons owning more than 10% of the voting power of Meritage must be at 110% of fair market value and may be for terms of not more than five years.

         Stock Appreciation Rights

        A stock appreciation right (“SAR”) represents the right to receive payment of a sum not to exceed the amount, if any, by which the fair market value of a Meritage share on the date of exercise of the SAR exceeds the grant price of the SAR. The grant price, which shall not be less than the fair market value of a Meritage share on the date of the grant, and other terms of the SAR shall be determined by the Plan Committee. A SAR may be granted free-standing or in tandem with new options or after the grant of a related option which is not an incentive stock option. Upon the exercise of a SAR, payment may be made in a form that the Plan Committee shall determine.

         Restricted and Unrestricted Stock Awards

        Restricted stock awards will consist of Meritage common shares which are subject to such conditions, restrictions and limitations as the Plan Committee determines to be appropriate. Restricted stock will be awarded without consideration other than the rendering of services or the payment of any minimum amount required by law, unless the Plan Committee decides otherwise. With respect to Meritage shares awarded as restricted stock, after the full vesting of such awards the recipient shall have all rights of a shareholder of Meritage, including the right to vote and the right to receive cash dividends, unless the Plan Committee shall otherwise determine. Any Meritage shares issued with respect to restricted stock as a result of a stock split, stock dividend or similar transaction shall be restricted to the same extent as such restricted stock, unless otherwise determined by the Plan Committee. Upon termination of the participant’s employment during the restriction period, all restricted stock shall be forfeited subject to such exceptions as are authorized by the Plan Committee as to termination of employment, retirement, disability, death or special circumstances. The Plan Committee may also issue unrestricted shares on a bonus basis for no cash consideration.

         Other Awards

        The Plan permits the grant of performance and unit awards as compensation to participants for services to Meritage or Wendy’s of Michigan based on performance periods and performance goals established by the Plan Committee. Payment of performance awards may be made in cash or Meritage shares or a combination thereof, as the Plan Committee shall determine. There may be more than one award in existence at any one time and performance periods may differ. Recipients of performance awards are not required to provide consideration other than the rendering of service, unless the Plan Committee decides otherwise.

        Termination of Awards

        Awards terminate immediately if employment is terminated for cause or violation of a written employment or non-competition agreement. Upon death, disability or retirement, options become exercisable to their full extent and may be exercisable for a period of one year after the date of death or disability, or 90 days in the case of retirement. In the case of a liquidation of Meritage or any merger in which it is not the survivor or which 75% or more of its outstanding shares are converted in consideration other than stock, all awards will become exercisable for a period of at least 20 days after notice of the transaction and thereafter expire. All awards will also become exercisable in full if anyone becomes the beneficial owner, as defined under the Securities Exchange Act of 1934, of 30% or more of the voting power of Meritage or if there is at least a two-thirds change of the Board of Directors effected without the approval of then current directors.

        Amendment and Termination of the Plan

        The Plan may be amended or terminated by the Board, provided that no such action shall impair the rights of a participant without the participant’s consent, and provided that no amendment shall be made without shareholder approval which shall increase the total number of Meritage shares reserved for issuance under the Plan, or cause the Plan or any award granted under the Plan to fail to meet certain tax conditions. Unless terminated sooner by the Board, the Plan shall continue in effect until May 21, 2012.

          Federal Income Tax Consequences

        The grant of an option or SAR will create no tax consequences for an optionee or Meritage. Upon exercising a non-qualified stock option or SAR, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the Meritage shares on the date of exercise and Meritage will be entitled to a deduction for the same amount. No tax is recognized upon exercise of an incentive stock option and no deduction is available to Meritage unless the shares are sold within two years of the grant of the option or one year from its exercise, in which case the tax treatment will be that accorded to the exercise of a non-qualified option.

        With respect to other awards granted under the Plan that are settled either in cash or in Meritage shares or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or the fair market value of Meritage shares or other property received, and Meritage will be entitled to a deduction for the same amount. With respect to awards that are settled in Meritage shares or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the Meritage shares or other property received at the first time the Meritage shares or other property became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier. Meritage will be entitled to a deduction for the same amount.

        The Board recommends a vote FOR the adoption of the 2002 Management Equity Incentive Plan. Adoption requires the affirmative vote of a majority of shares voting.

Proposal 3 - Ratification of Appointment of Independent Accountants

        The Board of Directors, at the recommendation of the Audit Committee, appointed Grant Thornton LLP as Meritage’s independent certified public accountants for the fiscal year ending December 1, 2002. Grant Thornton LLP has been the independent accounting firm for Meritage since fiscal 1993. Although not required by law, the Board is seeking shareholder ratification of this selection. The affirmative vote of a majority of shares voting at the Annual Meeting is required for ratification. If ratification is not obtained, the Board intends to continue engaging the services of Grant Thornton LLP through fiscal 2002, but would consider selecting another auditing firm for the ensuing year. Fees billed by Grant Thornton LLP during fiscal 2001 are summarized below:

          Annual Audit and Quarterly Review Fees      $ 28,900
          Financial Information Systems
            Design and Implementation Fees            $      0
          All Other Fees (including tax return
            preparation fees of $17,100)              $ 21,650
                                                      --------
          Total                                       $ 50,550
                                                      ========

The Audit Committee has determined that the provision of the foregoing non-audit services is compatible with maintaining the independence of Grant Thornton LLP.

        Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will be given an opportunity to comment if they desire, and to respond to appropriate questions that may be asked by shareholders.

        The Board recommends a vote FOR the ratification of Grant Thornton LLP as Meritage’s independent certified public accountants for the fiscal year ending December 1, 2002.

Other Matters

        Any other matters considered at the Annual Meeting which properly come before the meeting, including adjournment of the meeting, require the affirmative vote of a majority of shares voting.

Voting by Proxy

        All Proxy Cards properly signed will, unless a different choice is indicated, be voted “FOR” election of all nominees for director proposed by the Board of Directors, “FOR” adoption of the 2002 Management Equity Incentive Plan, and “FOR” ratification of the selection of independent certified public accountants. If any other matters come before the Annual Meeting or any adjournment thereof, each Proxy will be voted in the discretion of the individual named as proxy.

Shareholder Proposals

        Shareholders who desire to include proposals in the Notice for the 2003 Annual Shareholders’ Meeting must submit the written proposals to Meritage’s Secretary no later than December 19, 2002. Shareholders who desire to present proposals or board nominations at the 2003 Annual Shareholders’ Meeting must provide written notice to Meritage’s Secretary no later than March 21, 2003.

        The form of Proxy for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in Meritage’s Proxy Statement and except for matters as to which adequate notice is received. For notice to be deemed adequate for the 2003 Annual Shareholders’ Meeting, it must be received prior to March 21, 2003. If there is a change in the anticipated date of next year’s Annual Shareholders’ Meeting or these deadlines by more than 30 days, we will notify you of this change through our Form 10-Q filings.

MANAGEMENT

Directors and Executive Officers

        The following is information concerning the directors and executive officers of Meritage as of March 18, 2002:

                                                               Common Shares
                                                            Beneficially Owned
                                                          ----------------------
     Name and Age (1)                  Position            Amount (2) Percentage
--------------------------------  ----------------------- ----------- ----------
Robert E. Schermer, Sr.(3)(4)     Chairman of the Board     677,157       12.7%
    66                            of Directors

Robert E. Schermer, Jr.(3)(5)(6)  Chief Executive Officer   536,741        9.9%
    43                            and Director

Robert E. Riley(6)(7)             President and Director    571,435       10.6%
    54

Robert H. Potts(6)                Vice President of          31,953         *
    48                            Real Estate

Stephen A. Rose(6)                Vice President,             7,500         *
    50                            Treasurer and
                                  Chief Financial
                                  Officer

James R. Saalfeld(6)              Vice President,            62,671        1.2%
    34                            Secretary and
                                  General Counsel

James P. Bishop(8)(9)             Director                   41,424         *
    61

Christopher P. Hendy(8)(9)        Director                   14,308         *
    44

Joseph L. Maggini(3)(8)(10)       Director                  213,470        4.0%
    62

Jerry L. Ruyan (9)                Director                  259,533        4.9%
    55

All Current Executive
Officers and Directors as                                 2,416,192       43.1%
a Group (10 persons)

* Less than 1%

(1)	Unless otherwise indicated, the persons named have sole voting and investment power and beneficial ownership of the securities.
(2)	Includes options held by non-employee directors to acquire from 5,000 to 8,000 shares pursuant to the 1996 Directors’ Share Option Plan and the 2001 Directors’ Share Option Plan.
(3)	Executive Committee Member.
(4)	Includes 4,000 shares held by Mr. Schermer, Sr.'s wife.
(5)	Includes 6,650 shares held by Mr. Schermer, Jr. as a custodian for his minor child.
(6)	Includes options presently exercisable, or exercisable within 60 days, for Mr. Schermer, Jr. of 101,266 shares, Mr. Riley of 71,235, Mr. Potts of 11,250, Mr. Rose of 7,500 shares, and Mr. Saalfeld of 51,894 shares.
(7)	Includes 7,500 shares held by a trust for the benefit of Mr. Riley’s wife, and 10,275 shares held by Mr. Riley’s spouse in an IRA account.
(8)	Compensation Committee Member.
(9)	Audit Committee Member.
(10)	Includes 1,000 shares held by Mr. Maggini's son.

         Robert E. Schermer, Sr. has been Chairman of Meritage’s Board of Directors since January 25, 1996. He is currently Senior Vice President and a Managing Director of Robert W. Baird & Co. Incorporated, an investment banking and securities brokerage firm headquartered in Milwaukee, Wisconsin. Mr. Schermer has held this position for more than five years. He is the father of Robert E. Schermer, Jr.

        Robert E. Schermer, Jr. has been a director of Meritage since January 25, 1996. He has been Chief Executive Officer of Meritage since October 6, 1998. Mr. Schermer also served as President of Meritage from October 1998 until October 2000, Treasurer of Meritage from January 1996 until September 1996, and Executive Vice President from January 1996 until October 1998.

        Robert E. Riley has been President of Meritage since October 25, 2000. From 1984 until 1999, Mr. Riley was with Meijer, Inc., a multi-billion dollar supermarket and general merchandise retailer, where he held the position of Senior Vice President, General Counsel and Secretary since 1986.

         Robert H. Potts has been Vice President of Real Estate for Meritage since March 5, 2001. From 1989 to 2001, Mr. Potts was with Meijer where he held the position of Senior Counsel. Mr. Potts is a licensed member of the Michigan Bar.

         Stephen A. Rose has been Vice President, Treasurer and Chief Financial Officer of Meritage since July 2, 2001. From 1997 to 2001, Mr. Rose was Chief Financial Officer with First Telecommunications Corp., a business, telephone and data communication system provider. From 1994 to 1997, Mr. Rose was Chief Financial Officer with Kal Grafx, a commercial and label printing and graphic arts provider. Mr. Rose is a CPA.

         James R. Saalfeld has been Vice President, Secretary and General Counsel of Meritage since March 20, 1996. From 1992 until 1996, Mr. Saalfeld was with Dykema Gossett PLLC, a law firm headquartered in Detroit, Michigan. Mr. Saalfeld is a licensed member of the Michigan Bar.

         James P. Bishop has been a director of Meritage since July 16, 1998. He is a CPA and the President and majority owner of the Bishop, Gasperini & Flipse, P.C. accounting firm in Kalamazoo, Michigan, where he has worked since 1973. Mr. Bishop was appointed by Michigan's Governor to the Administrative Committee on Public Accountancy in 1993.

          Christopher P. Hendy has been a director of Meritage since July 16, 1998. Since August 1996, Mr. Hendy has been a partner in Redwood Holdings, Inc., an investment/venture capital company located in Cincinnati, Ohio. Between 1991 and 1996, Mr. Hendy was the Vice President Manager - Asset Based Lending with Fifth Third Bank. Mr. Hendy is also a director of Synbiotics Corporation (SBIO:OCBB), a manufacturer of diagnostic test products in the animal health care industry, and Schonstedt Instrument Company, a manufacturer of magnetic field detecting and measuring instruments.

        Joseph L. Maggini has been a director of Meritage since January 25, 1996. Since founding the company in 1974, Mr. Maggini has served as President and Chairman of the Board of Magic Steel Corporation, a steel service center located in Grand Rapids, Michigan.

        Jerry L. Ruyan has been a director of Meritage since October 24, 1996. Since 1995, Mr. Ruyan has been a partner in Redwood Holdings, Inc. Since October 1999, Mr. Ruyan has been a director of Hemagen Diagnostics, Inc. (HMGN:NAS), a manufacturer of medical diagnostic test kits. He is also a founder, and a former officer and director, of Meridian Diagnostics, Inc., a producer of medical diagnostic products. In addition, Mr. Ruyan is Chairman of the Board of Schonstedt Instrument Company.

Board Actions

        During fiscal 2001, the Board of Directors met three times and took action in writing on five occasions.

        The Executive Committee, comprised of Messrs. Schermer, Sr. (Chairman), Maggini and Schermer, Jr., possesses, and may exercise, all of the powers of the Board of Directors in the management and control of the business of Meritage to the extent permitted by law. The Executive Committee took action in writing on two occasions during fiscal 2001.

        The Audit Committee, comprised of Messrs. Ruyan (Chairman), Bishop and Hendy, all of whom are non-employee directors, reviews the audit reports submitted by Meritage’s independent accountants, reviews Meritage’s internal accounting operations, and recommends the employment of Meritage’s independent accountants. The Audit Committee met twice during fiscal 2001 and took action in writing on one occasion. In addition, the Audit Committee Chairman consulted with Meritage’s financial reporting officers three times during the fiscal year regarding the financial statements that were included with the Form 10-Q filings for the first three quarters of the fiscal year.

        The Compensation Committee, comprised of Messrs. Maggini (Chairman), Bishop and Hendy, all of whom are non-employee directors (i) establishes Meritage’s general compensation policies, (ii) recommends and establishes the compensation and incentives awards for management, and (iii) administers the Management Equity Incentive Plan, the Directors’ Share Option Plan, and the Directors’ Compensation Plan. The Compensation Committee met twice and took action in writing on one occasion during fiscal 2001.

        Directors who are not employed by Meritage receive a retainer of $1,000 for each meeting of the Board of Directors attended, and $1,000 for each committee meeting attended. The committee fees are reduced by 50% if the meeting is held on the same day as a Board meeting. Compensation is paid by Meritage quarterly in arrears, in the form of Company common shares which are priced at the average fair market value during the five trading days prior to the end of each fiscal quarter.

        Each non-employee director is also granted an option to purchase 5,000 common shares upon initial election to the Board of Directors, and another option to purchase 1,000 shares upon each subsequent election. The exercise price of options granted pursuant to the 2001 Directors’ Share Option Plan is the last closing sale price reported on the date of grant. Directors who are employees of Meritage are not separately compensated for serving as directors.

        In fiscal 2001, each incumbent director attended all the meetings of the Board of Directors and the committees on which the director served, expect for Mr. Hendy who was absent for one Board meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires Meritage’s officers, directors and persons who own more than ten percent of Meritage’s common shares to file reports of ownership with the SEC and to furnish Meritage with copies of these reports. Based solely upon its review of reports received by it, or upon written representation from certain reporting persons that no reports were required, Meritage believes that during fiscal 2001 all filing requirements were met.

Executive Compensation

        The following table sets forth information regarding compensation paid by Meritage to its Chief Executive Officer and executive officers or significant employees earning in excess of $100,000 in fiscal 2001:

                           SUMMARY COMPENSATION TABLE

                                   ANNUAL COMPENSATION  LONG-TERM COMPENSATION
                                   -------------------  ------------------------
                                                        Securities     Other
      Name and                                          Underlying     Annual
  Principal Position         Year   Salary     Bonus      Options   Compensation
---------------------------  ----  --------  ---------  ----------  ------------
Robert E. Schermer, Jr       2001  $150,500  $ 34,848    90,000         --
Chief Executive Officer (1)  2000  $136,585  $   --      20,205         --
                             1999  $127,700  $ 27,782    50,000         --

Robert E. Riley              2001  $145,000  $ 34,848   190,000         --
President                    2000  $ 21,367  $   --        --           --

James R. Saalfeld            2001  $107,125  $ 22,616    27,500         --
Vice President,              2000  $ 93,817  $  5.000      --           --
General Counsel              1999  $ 91,440  $ 20,003    27,741         --
& Secretary

(1)   Mr. Schermer also received an annual automobile allowance.

        Stock Options

        The following tables contain information concerning the grant of stock options to the executives identified in the Summary Compensation Table and the potential appreciation of such options:

                          OPTION GRANTS IN FISCAL 2001

                                                                 Potential
                                                                 Realizable
                                                                  Value at
                                     % of                       Assumed Annual
                                     Total                       Rate of Stock
                                    Options                         Price
                         Number of  Granted                      Appreciation
                        Securities    to     Exercise                for
                        Underlying Employees  Price   Expira-    Option Term
                         Options   in Fiscal  ($ per   tion    -----------------
       Name              Granted     2001     share)   Date      5%     10%
----------------------- ---------- --------- -------- -------- -------- --------
Robert E. Schermer, Jr.    90,000     23.7%   $2.35   8/22/11  $133,034 $337,131

Robert E. Riley           100,000     26.3%   $1.938  12/19/10 $121,900 $308,917

Robert E. Riley            90,000     23.7%   $2.35   8/22/11  $133,034 $337,131

James R. Saalfeld          27,500      7.2%   $2.35   8/22/11  $ 40,649 $103,012

         FISCAL 2001 OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                              Number of
                                              Securities         Value of
                                              Underlying        Unexercised
                                              Unexercised       In-the-Money
                                              Options at         Options at
                          Shares             Fiscal Year End   Fiscal Year End
                         Acquired            ---------------  ------------------
                           on       Value     Exercisable/      Exercisable/
       Name              Exercise  Realized   Unexercisable     Unexercisable
-----------------------  --------  --------  ---------------  ------------------
Robert E. Schermer, Jr.    ---       ---     101,266/120,214  $113,499/$142,249

Robert E. Riley            ---       ---      71,235/135,040  $111,600/$176,600

James R. Saalfeld          ---       ---      51,894/28,347   $ 60,478/$ 21,400

Report of the Compensation Committee

        The Compensation Committee establishes compensation for executive officers by setting salaries, establishing bonus ranges, making bonus awards and granting stock options on an annual basis. The Committee believes it is important to provide competitive levels of compensation that will enable Meritage to attract and retain the most qualified executives and to provide incentive plans that emphasize stock ownership, thereby aligning the interests of management with the shareholders of the Company.

        At a meeting held on December 19, 2000, the Committee established fiscal 2001 base salaries for the Company’s officers by subjectively evaluating each officer’s (i) performance, (ii) level of responsibility, (iii) potential for continued employment, (iv) duties for the upcoming fiscal year, and (v) contribution in conjunction with the Company’s accomplishments during the past year. The Committee took into account the recommendations of the Chief Executive Officer and the President in establishing the salaries for officers other than themselves. The Committee determined the Chief Executive Officer’s and the President’s salary separately and without their participation, but followed the same evaluation procedure as with the other officers. Based on an assessment of the foregoing factors, each officer was granted a raise from their 2000 salary as reflected in the Summary Compensation Table. There was no other qualitative or quantitative measurement against the performance of Meritage utilized in making the determination regarding salary raises.

        The Committee also approved an executive compensation package for fiscal 2001 that objectively linked the officers’ bonus awards to the Company’s actual financial performance. Under this package, incentive awards were based on a comparison of the Company’s earnings (before interest expense, taxes, depreciation and amortization) with the Company’s financial forecast as approved at the beginning of the fiscal year. If designated earnings levels were achieved, the amount of each incentive award was determined by multiplying each officer’s base compensation by percentages keyed to designated cash flow levels. At a meeting held on December 18, 2001, the Committee determined that the cash flow targets contained in the package were achieved after accounting for adjustments authorized under the package, and awarded bonuses under the package as reflected in the Summary Compensation Table.

        During 2001, the Committee also approved option grants as reflected in the Option Grants Table as a continuing incentive to meet the Company’s objectives.

        Adoption of the fiscal 2001 salaries, bonuses, option grants and executive compensation package were ratified by the entire Board of Directors. All salaries and cash bonuses were fully deductible by the Company for federal income tax purposes for 2001.

Compensation Committee of the Board of Directors Joseph L. Maggini, Chairman James P. Bishop Christopher P. Hendy

Corporate Performance Graph

        The following graph demonstrates the yearly percentage change in Meritage’s cumulative total shareholder return on its common shares (as measured by dividing the difference between Meritage’s share price at the beginning and end of the periods presented by the share price at the beginning of the periods presented) from November 30, 1996 through December 2, 2001, with the cumulative total return on the Russell 2000 Index and a Peer Group Index. The comparison assumes $100 was invested on November 30, 1996 in Meritage’s common shares and in each of the indexes presented.

         The Peer Group members include Back Yard Burgers Inc., Boston Restaurants Assocs. Inc., Chicago Pizza and Brewery Inc., Family Steak Houses of Florida Inc., Flanigans Enterprises Inc., Grill Concepts Inc., MBC Holding Company and Morgans Foods Inc. One company that was in the Peer Group in fiscal 2000, Phoenix Restaurant Group Inc., was dropped from the Peer Group in 2001 because it filed for bankruptcy protection and is no longer actively traded.

Report of the Audit Committee

        In accordance with its written charter, the Audit Committee assists the Board in fulfilling its oversight responsibilities regarding the quality and integrity of the accounting, auditing and financial reporting practices of Meritage. The Audit Committee charter was adopted by the Board of Directors in March 2001, and attached to last year’s Proxy Statement. The charter outlines the responsibilities and activities of the Committee.

        During fiscal 2001, the Committee was composed of three outside directors, each of whom meet the American Stock Exchange standards for independence. All members of the Committee are financially literate and have accounting or related financial management expertise.

        At its meeting in December 2001, the Committee met with representatives of Grant Thornton LLP (Meritage’s independent auditor), Meritage’s management and its internal accountants to review the scope, planning and staffing of the 2001 audit, the effects of new accounting pronouncements, and the implementation of new accounting rules.

        At its meeting in February 2002, the Committee reviewed with Grant Thornton, Meritage’s management and Meritage’s internal accountants the results of the 2001 audit. In discharging its oversight responsibilities regarding the audit process, the Committee also reviewed and discussed the Audit Committee Charter and:

  reviewed and discussed the audited financial statements with management;

  discussed with Grant Thornton LLP, the matters required to be discussed by Statement on Auditing Standards No. 61; and

  reviewed written disclosures and discussed with representatives of Grant Thornton LLP any relationships and other matters which might impact their objectivity and independence, and were satisfied that Grant Thornton LLP is independent of Meritage.

        Based on the review and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 2, 2001.

Audit Committee of the Board of Directors Jerry L. Ruyan, Chairman James P. Bishop Christopher P. Hendy

Certain Relationships and Related Transactions

        Management believes that the following transactions were on terms no less favorable to Meritage than those that could be obtained from unaffiliated parties.

        On February 9, 2001, Meritage completed the sale of 762,500 unregistered common shares to its officers and certain directors at $2.1556 per share in a private placement. Cash proceeds of $1,104,745 and a 90-day promissory note for $538,900 are being used for the continued development of its Wendy’s operations. The private placement was authorized by the Board of Directors on January 22, 2001. The share price was computed by adding $0.0625 to the average closing price of the common shares on the American Stock Exchange for the ten trading days beginning on January 22, 2001. The source of the common shares issued was treasury shares. The following directors and officers participated in the private placement and acquired the common shares noted next to their name: Director - James P. Bishop (10,000 shares); Director - Joseph L. Maggini (230,000 shares); CEO & Director - Robert E. Schermer, Jr. (250,000 shares); President & Director - Robert E. Riley (250,000 shares); Vice President & Secretary - James R. Saalfeld (2,500 shares); and former Vice President & Treasurer - Pauline M. Krywanski (20,000 shares).

        Mr. Schermer’s shares were purchased with a 90-day recourse note to Meritage bearing interest at 8.0% per annum and secured by 250,000 common shares. The Board of Directors approved amendments to the note and security agreement extending the due date under the note to May 15, 2002, and Mr. Schermer paid all accrued interest due under the note through November 17, 2001. On March 1, 2002, Mr. Schermer paid all principal and interest due on the note using personal financing secured by 250,000 of Mr. Schermer’s common shares. As part of this transaction, Meritage provided a guaranty relating to Mr. Schermer’s indebtedness. The Board believes that this transaction is beneficial and fair to Meritage for several reasons including the fact that Mr. Schemer has personally guaranteed over $4.2 million of Meritage’s long-term indebtedness, and because Mr. Schermer provided Meritage with indemnification associated with all aspects of this transaction.

Other Matters

        Meritage is not aware of any other matters to be presented at the Annual Meeting other than those specified in the Notice. If you have questions or need more information about the Annual Meeting, please write or call:

James R. Saalfeld, Secretary Meritage Hospitality Group Inc. 1971 East Beltline Ave., N.E., Suite 200 Grand Rapids, Michigan 49525 (616) 776-2600

        For more information about your record holdings, you may contact Fifth Third Bank Shareholder Services at (800) 837-2755.

March 22, 2002	By Order of the Board of Directors, /s/ James R. Saalfeld James R. Saalfeld Secretary

APPENDIX A

MERITAGE HOSPITALITY GROUP INC.
2002 MANAGEMENT EQUITY INCENTIVE PLAN

ARTICLE 1 - OBJECTIVES

        Meritage Hospitality Group Inc. has established this Management Equity Incentive Plan effective May 21, 2002 as an incentive to the attraction and retention of dedicated and loyal employees of outstanding ability, to stimulate the efforts of such persons in meeting Meritage Hospitality Group Inc.‘s objectives and to encourage ownership of its Common Shares by employees.

ARTICLE 2 - DEFINITIONS

        For purposes of this Plan, the following terms shall have the following meanings:

        2.1     “Advisor” means anyone who provides bona fide advisory or consultation services to the Company other than the offer or sale of securities in a capital-raising transaction.

        2.2     “Award” means any one or more of the following: (a) Stock Options, (b) Stock Appreciation Rights, free-standing or in tandem with Stock Options, (c) Restricted Stock, (d) performance Shares conditioned upon meeting performance criteria, and (e) other awards based in whole or in part by reference to or otherwise based on Company Shares, or other securities of the Company or any Subsidiary.

        2.3     “Award Agreement” means a written agreement setting forth the terms of an Award.

        2.4     “Award Date” or “Grant Date” means the date designated by the Committee as the date upon which an Award is granted.

        2.5     “Award Period” or “Term” means the period beginning on an Award Date and ending on the expiration date of such Award.

        2.6      “Board” means the Board of Directors of the Company.

        2.7     “Code” means the Internal Revenue Code of 1986, as amended, or any successor legislation.

        2.8     “Committee” means the committee appointed by the Board and consisting of one or more Directors, none of whom shall be eligible to receive any Award under this Plan. Members of the Committee must qualify as Non-Employee Directors as defined by Rule 16b-3(b)(3)(i). To the extent that it is desired that compensation resulting from an Award be excluded from the deduction limitation of Section 162(m) of the Code, all members of the Committee granting an Award also shall be “outside directors” within the meaning of Section 162(m).

        2.9     “Company” means Meritage Hospitality Group Inc.

        2.10     “Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.

        2.11     “Eligible Employee” means anyone, other than one who receives retirement benefits, consulting fees, honorariums, and the like from the Company who performs services for the Company or a Subsidiary, including an officer or director of the Company or a Subsidiary; and is compensated on a regular basis by the Company or a Subsidiary. Directors who are not full-time employees of the Company or a Subsidiary are not eligible to receive Awards under this Plan. Eligibility under this Plan shall be determined by the Committee.

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        2.12     “Fair Market Value” means the last closing price for a Share on the American Stock Exchange or any other stock exchange or national trading or quotation system on which such sales are reported. If the Shares are not so traded or reported, Fair Market Value shall be set under procedures established by the Committee.

        2.13     “Incentive Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code or any successor provision.

        2.14     “Non-Tandem SAR” means a Stock Appreciation Right granted without reference to a Stock Option.

        2.15     “Non-Qualified Option” means any Stock Option that is not an Incentive Stock Option.

        2.16     “Officer” means a person who is considered to be an officer of the Company under Rule 16a-1(f).

        2.17     “Other Stock Unit Awards” shall have the meaning set forth in Section 10.1 hereof.

        2.18     “Plan” means this 2002 Meritage Hospitality Group Inc. Management Equity Incentive Plan as it may be amended.

        2.19     “Reference Option” shall have the meaning set forth in Section 7.1 hereof.

        2.20     “Option Price” or “Exercise Price” means the price per Share at which Common Stock may be purchased upon the exercise of an Option or an Award.

        2.21     “Participant” means a person to whom an Award has been made pursuant to this Plan.

        2.22     “Replacement Option” means a Non-Qualified Option granted pursuant to Subsection 6.3, upon the exercise of a Stock Option granted pursuant to this Plan where the Option Price is paid with previously owned Shares.

        2.23     “Restricted Stock” means Shares issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

        2.24     “Restricted Stock Award” means an award of a fixed number of Shares to a Participant which is subject to forfeiture provisions and other conditions set forth in the Award Agreement.

        2.25     “Retirement” means any termination of employment (other than by death or Disability) by an employee who is at least 65 years of age, or, in the case of an officer of the Company or the President of any of its subsidiaries, at least 55 years of age.

        2.26      “Rule 16b-3” and “Rule 16a-1(f)” mean Securities and Exchange Commission Regulations Sect. 240.16b-3 and Sect. 240.16a-1(f) or any corresponding successor regulations.

        2.27      “Share” means one share of the Company's Common Stock.

        2.28     “Stock Appreciation Right” or “SAR” means the right to receive, for each unit of the SAR, cash and/or Shares equal in value to the excess of the Fair Market Value of one Share on the date of exercise of the SAR over the reference price per Share established on the date the SAR was granted.

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        2.29     “Stock Option” or “Option” means the right to purchase Shares of Common Stock, including a Replacement Option, granted pursuant to Article 6.

        2.30     “Subsidiary” means any corporation, partnership, joint venture, or other entity of which the Company owns or controls, directly or indirectly, 25% or more of the outstanding voting stock, or comparable equity participation and voting power, or which the Company otherwise controls, by contract or any other means. However, when the term “Subsidiary” is used in the context of an Award of an Incentive Option, the applicable percentage shall be 50%. “Control” means the power to direct or cause the direction of the management and policies of a corporation or other entity.

        2.31     “Tandem SAR” shall mean a Stock Appreciation Right granted with reference to a Stock Option.

        2.32     “Transfer” means alienation, attachment, sale, assignment, pledge, encumbrance, charge or other disposition; and the terms “Transferred” or “Transferable” have corresponding meanings.

ARTICLE 3 - ADMINISTRATION

         3.1      The Committee. This Plan shall be administered and interpreted by the Committee.

        3.2     Awards. The Committee is authorized to grant (i) Stock Options; (ii) Stock Appreciation Rights, in tandem with Stock Options or free-standing; (iii) Restricted Stock; (iv) performance Shares conditioned upon meeting performance criteria; and (v) other awards based in whole or in part by reference to or otherwise based on Company Shares, or other securities of the Company or any Subsidiaries (collectively, the “Awards”). In particular, the Committee shall have the authority to:

3.2.1 select the Eligible Employees and Advisors to whom Awards may be granted;

3.2.2 determine the types and combinations of Awards to be granted;

3.2.3 determine the number of Shares or monetary units which may be subject to each Award;

3.2.4 determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award, including, but not limited to, the term, price, exercisability, method of exercise, any restriction or limitation on transfer, any vesting schedule or acceleration, or any forfeiture provisions or waiver, regarding any Award, and the related Shares, based on such factors as the Committee shall determine; and

3.2.5 modify or waive any restrictions or limitations contained in, and grant extensions to the terms of or accelerate the vestings of, any outstanding Award, other than Performance Awards, as long as such modifications, waivers, extensions or accelerations are not inconsistent with the terms of this Plan, but no such changes shall impair the rights of any Participant without his or her consent.

        3.3      Guidelines. The Committee is authorized to adopt, alter and repeal administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it deems advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan; and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any related Award Agreement in the manner and to the extent it deems necessary to carry this Plan into effect.

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        3.4     Delegation of Authority. The Committee may delegate its authority to Officers of the Company and its administrative duties to Officers or employees of the Company except with respect to persons who are Senior Officers of the Company as defined by the Committee.

        3.5     Decisions Final. Any action, decision, interpretation or determination by or at the direction of the Committee concerning the application or administration of this Plan shall be final and binding upon all persons and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions.

ARTICLE 4 - SHARES SUBJECT TO PLAN

        4.1     Shares. Subject to adjustment as provided in Subsection 4.2, the number of Shares which may be issued under this Plan shall not exceed Seven Hundred Fifty Thousand (750,000) Shares. If any Award granted under this Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the number of unacquired Shares subject to such Award shall again be available for future grants. The Committee may make such other determinations regarding the counting of Shares issued pursuant to this Plan as it deems necessary or advisable, provided that such determinations shall be permitted by law. Shares underlying a canceled Option shall be counted against the maximum number of shares for which Options may be granted to an employee. The repricing of an Option shall be treated as a cancellation of the Option and the grant of a new Option.

        4.2     Adjustment Provisions.

4.2.1 If the Company shall at any time change the number of issued Shares without new consideration to the Company by stock dividend, split, combination, recapitalization, reorganization, exchange of shares, liquidation or other change in corporate structure affecting the Shares or make a distribution of cash or property which has a substantial impact on the value of issued Shares, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Award and the reference price or Fair Market Value for each outstanding Award shall be adjusted so that the aggregate consideration payable to the Company and the value of each such Award shall not be changed.

4.2.2 The Committee may authorize the issuance, continuation or assumption of Awards or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the continuing or surviving corporation, upon such terms and conditions as it may deem equitable and appropriate.

        4.3     Merger, Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company or any merger, consolidation, exchange or other transaction in which the Company is not the surviving corporation or in which 75% or more of the outstanding Shares of the Company are converted into cash, other securities or other property, each outstanding Award shall terminate as of a date fixed by the Committee, provided that not less than 20 days written notice of the date of expiration shall be given to each holder of an Award, and each outstanding Award shall be fully vested and each such holder shall have the right during such period following notice to exercise the Award as to all or any part of the Shares for which it is exercisable.

        4.4     Change of Control. All outstanding Awards shall become immediately exercisable in full if a change in control of the Company occurs. For purposes of this Agreement, a “change in control of the Company” shall be deemed to have occurred if (a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company becomes the “beneficial owner,” as defined in Rule 13d-3 under that Act, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities; or (b) during any period of one year (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors and any new director whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

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ARTICLE 5 - DURATION OF PLAN

        This Plan shall continue in effect until May 21, 2012, unless terminated sooner by the Board pursuant to Article 14.

ARTICLE 6 - STOCK OPTIONS

        6.1     Grants. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Option granted shall be designated as either a Non-Qualified Option or an Incentive Option and in each case such Option may or may not include Stock Appreciation Rights. One or more Stock Options and/or Stock Appreciation Rights may be granted to any Eligible Employee or Advisor, except that (i) no person shall receive during any 12 month period Non-Qualified Stock Options covering more than One Hundred Thousand (100,000) Shares, and (ii) only Non-Qualified Options may be granted to Advisors.

        6.2     Incentive Options. Any option designated by the Committee as an Incentive Stock Option will be subject to the general provisions applicable to all Options granted under the Plan plus the following specific provisions:

6.2.1 If an Incentive Stock Option is granted to a person who owns, directly or indirectly, stock representing more than 10% of (i) the total combined voting power of all classes of stock of the Company and its Subsidiaries, or (ii) a corporation that owns 50% or more of the total combined voting power of all classes of stock of the Company, then

6.2.1.1 the Option Price must equal at least 110% of the Fair Market Value on the date of grant; and

6.2.1.2 the term of the Option shall not be greater than five years from the date of grant.

6.2.2 The aggregate Fair Market Value of Shares, determined at the date of grant, with respect to which Incentive Stock Options that may be exercised for the first time by any individual during any calendar year under this Plan or any other plan maintained by the Company and its Subsidiaries shall not exceed $100,000. To the extent that the aggregate fair market value of Shares with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year, under all plans of the Company and its Subsidiaries, exceeds $100,000, such Options shall be treated as Nonqualified Options.

6.2.3 Qualification under the Code. Notwithstanding anything in this Plan to the contrary, no term of this Plan relating to Incentive Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Option under Section 422 of the Code.

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        6.3     Replacement Options. The Committee may provide either at the time of grant or subsequently that an Option shall include the right to acquire a Replacement Option upon the exercise of such Option, in whole or in part, prior to an Eligible Employee’s termination of employment if the payment of the Option Price is paid in Shares. In addition to any other terms and conditions the Committee deems appropriate, the Replacement Option shall be subject to the following terms:

6.3.1 the number of Shares subject to the Replacement Option shall not exceed the number of whole Shares used to satisfy the Option Price of the original Option and the number of whole Shares, if any, withheld by the Company as payment for withholding taxes in accordance with Subsection 15.3;

6.3.2 the Replacement Option Grant Date will be the date of the exercise of the original Option;

6.3.3 the Option Price per share shall be the Fair Market Value of a Share on the Replacement Option Grant Date;

6.3.4 the Replacement Option shall be exercisable no earlier than one year after the Replacement Option Grant Date; and

6.3.5 the Term of the Replacement Option will not extend beyond the Term of the original Option.

        The Committee may, without the consent of the Eligible Employee, rescind the right to receive a Replacement Option at any time prior to an Option being exercised.

        6.4     Terms of Options. Except as otherwise required by Subsections 6.2 and 6.3, Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

6.4.1 Option Price. The Option Price shall be determined by the Committee at the time of grant, except that no Incentive Option may be granted for an Option Price less than 100% of Fair Market Value on the Grant Date.

6.4.2 Option Term. The Option Term shall be fixed by the Committee, but no Incentive Option shall be exercisable more than ten years after its Award Date, and no Non-Qualified Option shall be exercisable more than ten years after its Award Date.

6.4.3 Exercisability. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be specified in the Award Agreement, provided, however, that an Option may not be exercised as to less than One Hundred (100) Shares at any one time or the total number available for exercise at that time.

6.4.4 Method of Exercise. Stock Options may be exercised in whole or in part at any time during the Option Term by giving written notice of exercise to the Company’s Secretary specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the Option Price in cash or by tender of Shares (or both), or by some other form of consideration approved by the Committee at or after the grant. Payment by tender of Shares may be made by written instruction from the optionee to the Company to withhold from the Shares issuable upon exercise that number of Shares which have a Fair Market Value on the date of exercise equal to the exercise price for the Option or portion thereof being exercised.

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6.4.5 Transferability of Options. Stock Options shall be Transferable as provided in Article 11.

6.4.6 Termination. Stock Options shall terminate in accordance with Article 12.

6.4.7 Buyout and Settlement Provisions. The Committee may at any time offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish. The Committee may also substitute new Stock Options for previously granted Stock Options having higher Option Prices than the new Stock Options being substituted therefor.

ARTICLE 7 - STOCK APPRECIATION RIGHTS

        7.1     Grant. A Stock Appreciation Right may be granted either with or without reference to all or any part of a Stock Option. A “Tandem SAR” is an SAR granted with reference to a Stock Option (the “Reference Option”). A “Non-Tandem SAR” is an SAR granted without reference to a Stock Option. If the Reference Option is a Non-Qualified Option, a Tandem SAR may be granted at or after the date of the Reference Option; if the Reference Option is an Incentive Option, the Grant Date of a Tandem SAR must be the same as the Grant Date of the Reference Option. Any SAR shall have such terms and conditions, not inconsistent with this Plan, as are established by the Committee in connection with the Award.

        7.2     Term. A Tandem SAR shall terminate and no longer be exercisable upon the termination of its Reference Option. A Non-Tandem SAR may have a term no longer than 20 years from its Grant Date.

        7.3     Exercise. A Tandem SAR may only be exercisable at the times and, in whole or in part, to the extent that its Reference Option is exercisable. The exercise of a Tandem SAR shall automatically result in the surrender of the applicable portion of its Reference Option. A Non-Tandem SAR shall be exercisable in whole or in part as provided in its Award Agreement. Written notice of any exercise must be given in the form prescribed by the Committee.

        7.4     Payment. For purposes of payment of an SAR, the reference price per Share shall be the Option Price of the Reference Option in the case of a Tandem SAR and shall be the Fair Market Value of a Share on the Grant Date in the case of a Non-Tandem SAR. The Committee shall determine the form of payment.

        7.5     Transferability and Termination. Stock Appreciation Rights shall be Transferable as provided in Article 11 and shall terminate in accordance with Article 12.

ARTICLE 8 - RESTRICTED AND UNRESTRICTED STOCK AWARDS

        8.1     Grants of Restricted Stock Awards. The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee or Advisor. Each Restricted Stock Award shall specify the number of Shares to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such Shares by the Participant and the restrictions imposed on such Shares. The Committee may grant Awards of Restricted Stock subject to the attainment of specified performance goals, continued employment or such other limitations or restrictions as the Committee may determine.

        8.2     Terms and Conditions of Restricted Awards. Restricted Stock Awards shall be subject to the following provisions:

8.2.1 Issuance of Shares. Shares of Restricted Stock may be issued immediately upon grant or upon vesting as determined by the Committee.

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8.2.2 Stock Powers and Custody. If Shares of Restricted Stock are issued immediately upon grant, the Committee may require the Participant to deliver a stock power, endorsed in blank, relating to the Restricted Stock covered by such an Award. The Committee may also require that the certificates evidencing Restricted Stock be held in custody by the Company until the restrictions on them shall have lapsed.

8.2.3 Shareholder Rights. Unless otherwise determined by the Committee at the time of grant, Participants receiving Restricted Stock Awards shall not be entitled to dividend or voting rights for the Restricted Shares until they are fully vested.

8.2.4 Termination of Employment. Upon termination of employment during the restricted period, all Restricted Stock shall be forfeited, subject to such exceptions, if any, as are authorized by the Committee, as to termination of employment, Retirement, Disability, death or special circumstances.

        8.3     Unrestricted Stock Awards. The Committee may make awards of unrestricted Shares to key Eligible Employees and Advisors in recognition of outstanding achievements or contributions by such employees and advisors. Unrestricted Shares issued on a bonus basis may be issued for no cash consideration. Each certificate for unrestricted Shares shall be registered in the name of the Participant and delivered to the Participant.

ARTICLE 9 - PERFORMANCE AWARDS

        9.1     Performance Awards.

9.1.1 Grant. The Committee may, in its discretion, grant Performance Awards to Eligible Employees and Advisors. A Performance Award shall consist of the right to receive either Shares or cash of an equivalent value, or a combination of both, at the end of a specified Performance Period (defined below) or a fixed dollar amount payable in cash or Shares, or a combination of both, at the end of a specified Performance Period. The Committee shall determine the Eligible Employees and Advisors to whom and the time or times at which Performance Awards shall be granted, the number of Shares or the amount of cash to be awarded to any person, the duration of the period during which, and the conditions under which, a Participant’s Performance Award will vest, and the other terms and conditions of the Performance Award in addition to those set forth in Subsection 9.2.

9.1.2 Criteria for Award. The Committee may condition the grant or vesting of a Performance Award upon the attainment of specified performance goals; the appreciation in the Fair Market Value, book value or other measure of value of the Shares; the performance of the Company based on earnings or cash flow; or such other factors or criteria as the Committee shall determine.

         9.2     Terms and Conditions of Performance Awards. Performance Awards shall be subject to the following terms and conditions:

9.2.1 Dividends. Unless otherwise determined by the Committee at the time of the grant of the Award, amounts equal to dividends declared during the Performance Period with respect to any Shares covered by a Performance Award will not be paid to the Participant.

9.2.2 Payment. Subject to the provisions of the Award Agreement and this Plan, at the expiration of the Performance Period, share certificates, cash or both as the Committee may determine shall be delivered to the Participant, or his or her legal representative or guardian, in a number or an amount equal to the vested portion of the Performance Award.

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9.2.3 Transferability. Performance Awards shall be Transferable as provided in Article 11.

9.2.4 Termination of Employment or Advisory Relationship. Subject to the applicable provisions of the Award Agreement and this Plan, upon termination of a Participant’s employment or advisory relationship with the Company or a Subsidiary for any reason during the Performance Period for a given Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee.

ARTICLE 10 - OTHER STOCK UNIT AWARDS

        10.1     The Committee is authorized to grant to employees of the Company and its affiliates, either alone or in addition to other Awards granted under the Plan, Awards of Common Shares or other securities of the Company or any Subsidiary of the Company and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Common Shares or other securities of the Company or any subsidiary of the Company (“Other Stock Unit Awards”). Other Stock Unit Awards may be paid in cash, Common Shares, other property or in a combination thereof, as the Committee shall determine.

        10.2     The Committee shall determine the employees to whom Other Stock Unit Awards are to be made, the times at which such Awards are to be made, the number of Shares to be granted pursuant to such Awards and all other conditions of such Awards. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient. The recipient shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber the Common Shares or other securities prior to the later of the date on which the Common Shares or other securities are issued, or the date on which any applicable restrictions, performance or deferral period lapses. Common Shares (including securities convertible into Common Shares) and other securities granted pursuant to Other Stock Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Common Shares (including securities convertible into Common Shares) and other securities purchased pursuant to purchase rights granted pursuant to Other Stock Unit Awards may be purchased for such consideration as the Committee shall determine, which price shall not be less than the fair market value of such Common Shares or other securities on the date of grant, unless the Committee otherwise elects.

ARTICLE 11 - TRANSFERABILITY OF AWARDS

        Awards and the benefits payable under this Plan shall not be Transferable by the Participant during his or her lifetime and may not be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except by a domestic relations order pursuant to Section 414(p)(1)(B) of the Code, or by will or the laws of descent and distribution. Awards shall be exercisable during a Participant’s lifetime only as set forth in the preceding sentence by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

        Notwithstanding the above, the Committee may, with respect to particular Awards, other than Incentive Stock Options, establish or modify the terms of the Awards to allow the Awards to be transferred at the request of the grantee of the Awards to trusts established by the grantee or as to which the grantee is a grantor or to family members of the grantee or otherwise for personal and tax planning purposes of the grantee. If the committee allows such transfer, such Options shall not be exercisable for six months following the action of the Committee.

ARTICLE 12 - TERMINATION OF AWARDS

         12.1     Termination of Awards. All Awards issued under this Plan shall terminate as follows:

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12.1.1 At Expiration of Term. During any period of continuous employment or business relationship with the Company or a Subsidiary, an Award will be terminated only if it is fully exercised or if it has expired by its terms or by the terms of this Plan. For these purposes, any leave of absence approved by the Company shall not be deemed to be a termination of employment.

12.1.2 Death, Disability or Retirement. If a Participant’s employment by the Company or a Subsidiary terminates by reason of death, Disability or Retirement, or in the case of an advisory relationship, if such business relationship terminates by reason of death or Disability, any Award held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the Participant or by the Participant’s beneficiary or legal representative, for a period of one year following termination of employment, in the case of death or Disability, and 90 days in the case of Retirement, or such longer period as the Committee may specify at or after grant in all cases other than Incentive Options, or until the expiration of the stated term of such Award, whichever period is shorter.

12.1.3 Termination for Cause. Awards shall terminate immediately if employment is terminated for cause. Cause is defined as including, but not limited to, theft of or intentional damage to Company property, the use of illegal drugs, the commission of a criminal act, or willful violation of Company policy prohibiting employees from trading Shares for personal gain based on knowledge of the Company’s activities or results when such information is not available to the general public.

12.1.4 Employment and Noncompetition Agreements. If an individual holding an Award violates any term of any written employment or noncompetition agreement between the Company and the individual, all existing Awards held by such Employee will terminate.

12.1.5 Other. Except as provided above (in this Section 12.1), or unless otherwise determined by the Committee at or after grant, if a Participant’s employment by, or business relationship with, the Company or a Subsidiary terminates for any reason other than death, as provided above, the Award will terminate on the earlier to occur of the stated expiration date or 60 days after termination of the employment or business relationship. If a Participant dies during the 60 day period following the termination of the employment or business relationship, any unexercised Award held by the Participant, or transferred by the Participant in accordance with Article 11, shall be exercisable, to the full extent that such Award was exercisable at the time of death, for a period of one year after the date of death of the Participant or until the expiration of the stated term of the Award, whichever occurs first.

         12.2      Acceleration of Vesting and Extension of Exercise Period Upon Termination.

12.2.1 Notwithstanding anything contained in this Article 12, upon the termination of employment of a Participant for reasons other than those provided in Sections 12.1.3 and 12.1.4, the Committee may, in its sole discretion, accelerate the vesting of all or part of any Awards held by such terminated Participant, or transferred by the Participant in accordance with Article 11, so that such Awards are fully or partially exercisable as of the date of termination, and may also extend the permitted exercise period of such Awards for up to five years from the date of termination, but in no event longer than the original expiration date of such Award.

12.2.2 Except as provided in Subsection 4.2, in no event will the continuation of the exercisability of an Award beyond the date of termination of employment allow the Eligible Employee, or his or her beneficiaries or heirs, to accrue additional rights under the Plan, or to purchase more Shares through the exercise of an Award than could have been purchased on the date that employment was terminated.

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ARTICLE 13 - DEFFERALS

        The Committee may permit recipients of Awards to defer the distribution of all or part of any Award in accordance with such terms and conditions as the Committee shall establish.

ARTICLE 14 - TERMINATION OR AMENDMENT OF PLAN

        Notwithstanding any other provisions hereof to the contrary, the Board may assume responsibilities otherwise assigned to the Committee and may at any time, amend, in whole or in part, any provisions of this Plan, or suspend or terminate it entirely; provided, however, that, unless otherwise required by law, the rights of a Participant with respect to any Awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such Participant. No amendment shall, without shareholder approval, increase the number of shares available under the Plan, cause the Plan or any Award granted under the Plan to fail to meet the conditions for exclusion of application of the $1 million deduction limitation imposed by the Section 162(m) of the Code or cause any Incentive Stock Option to fail to qualify as an Incentive Stock Option as defined by Section 422 of the Code.

ARTICLE 15 - GENERAL PROVISIONS

        15.1     No Right to Continued Employment or Business Relationship. Neither the establishment of the Plan nor the granting of any Award hereunder shall confer upon any Participant any right to continue in the employ of, or in any business relationship with, the Company or any Subsidiary, or interfere in any way with the right of the Company or any Subsidiary to terminate such employment or business relationship at any time.

        15.2     Other Plans. The value of, or income arising from, any Awards issued under this Plan shall not be treated as compensation for purposes of any pension, profit sharing, life insurance, disability or other retirement or welfare benefit plan now maintained or hereafter adopted by the Company or any Subsidiary, unless such plan specifically provides to the contrary.

        15.3     Withholding of Taxes. The Company may deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any Shares or the payment of any cash to a Participant, payment by the Participant of any federal, state, local or foreign taxes required by law to be withheld. The Committee may permit any such withholding obligation to be satisfied by reducing the number of Shares otherwise deliverable or by accepting the delivery of previously owned Shares. Any fraction of a Share required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

        15.4     Reimbursement of Taxes. The Committee may provide in its discretion that the Company may reimburse a Participant for federal, state, local and foreign tax obligations incurred as a result of the grant or exercise of an Award issued under this Plan.

        15.5     Governing Law. This Plan and actions taken in connection with it shall be governed by the laws of Michigan, without regard to the principles of conflict of laws.

        15.6     Liability. No employee of the Company nor member of the Committee or the Board shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award granted hereunder and, to the fullest extent permitted by law, all employees and members shall be indemnified by the Company for any liability and expenses which may occur through any claim or cause of action arising under or in connection with this Plan or any Awards granted under this Plan.

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MERITAGE HOSPITALITY GROUP INC.

PROXY FOR ANNUAL MEETING

The undersigned hereby appoints ROBERT E. SCHERMER, JR. and JAMES R. SAALFELD, or either of them, proxies of the undersigned, each with the power of substitution, to vote all shares of Common Stock which the undersigned would be entitled to vote on the matters specified below and in their discretion with respect to such other business as may properly come before the Annual Meeting of Shareholders of Meritage Hospitality Group Inc. to be held on Tuesday, May 21, 2002 at 9:00 a.m. Eastern Time at the Meritage Corporate Offices, 1971 East Beltline Ave., N.E., Suite 200, Grand Rapids, Michigan, or any adjournment of such Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1.       Authority to elect as directors the seven nominees listed below.

                FOR                            WITHHOLD AUTHORITY

          JAMES P. BISHOP, CHRISTOPHER P. HENDY, JOSEPH L. MAGGINI, ROBERT E. RILEY,
          JERRY L. RUYAN, ROBERT E. SCHERMER, SR. AND ROBERT E. SCHERMER, JR.

          WRITE THE NAME OF ANY NOMINEE(S) FOR WHOM AUTHORITY TO VOTE
           IS WITHHELD:

2.      Adoption of the 2002 Management Equity Incentive Plan.

                FOR                            AGAINST                            ABSTAIN

3.      Ratification of the appointment of Grant Thornton LLP as independent certified public accountants for the fiscal year ending December 1, 2002.

                FOR                            AGAINST                            ABSTAIN

THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.

(This proxy is continued and is to be signed on the reverse side)

Date , 2002 (Important: Please sign exactly as name appears hereon indicating, where proper, official position or representative capacity. In the case of joint holders, all should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS